UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2017

Orbital ATK, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45101 Warp Drive Dulles, Virginia	20166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 406-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Orbital ATK, Inc. (“Orbital ATK” or the “Company”) held a special meeting of stockholders on November 29, 2017 (the “special meeting”).  At the special meeting, the Company’s stockholders approved the two proposals described below.  Stockholder action on a third proposal, to adjourn the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes to approve proposal 1, was not required and no vote was taken on that proposal.

The final voting results with respect to each proposal voted upon at the special meeting are set forth below.

Proposal 1

The Company’s stockholders adopted the Agreement and Plan of Merger, dated as of September 17, 2017 (the “Merger Agreement”), by and among the Company, Northrop Grumman Corporation, a Delaware corporation (“Northrop Grumman”), and Neptune Merger, Inc., a Delaware corporation and a wholly-owned subsidiary of Northrop Grumman (“Sub”), as it may be amended from time to time, pursuant to which Sub will be merged with and into Orbital ATK, with Orbital ATK surviving the merger as a wholly-owned subsidiary of Northrop Grumman (the “Merger”), and Orbital ATK stockholders will be entitled to receive $134.50 in cash, without interest and less any applicable withholding taxes, for each share of common stock of Orbital ATK that they own immediately prior to the effective time of the Merger, as set forth below:

For	Against	Abstentions	Broker Non-Votes
45,305,766	249,719	76,317	0

Proposal 2

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that will or may be paid to the Company’s named executive officers in connection with the Merger, as set forth below:

For	Against	Abstentions	Broker Non-Votes
26,389,706	18,830,257	411,839	0

Item 8.01.   Other Events.

On November 29, 2017, the Company issued a press release announcing that its stockholders had adopted the Merger Agreement at the special meeting.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 29, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL ATK, INC.

	By:	/s/ Thomas E. McCabe
	Name:	Thomas E. McCabe
	Title:	Senior Vice President, General Counsel and Secretary

Date: November 29, 2017